EXHIBIT 10.14
WIRELESS RONIN® TECHNOLOGIES, INC.
CONVERTIBLE DEBENTURE PURCHASE AGREEMENT
JANUARY 5, 2005
SPIRIT LAKE TRIBE
Spirit Lake Tribal Council Office
P.O. Box 359
Main Street
Fort Totten, ND 58335
Ladies and Gentlemen:
     In consideration of the agreement of the Spirit Lake Tribe (the “Purchaser”) to purchase the $2,000,000 10% fixed rate Convertible Debentures due 2009 as provided for herein, the undersigned WIRELESS RONIN® TECHNOLOGIES, INC., a Minnesota corporation (the “Company”), hereby agrees with the Purchaser as follows:
     1. Authorization of Securities. The Company proposes to authorize, issue and sell an aggregate of $2,000,000 principal amount of its convertible debentures, to be in substantially the form set forth in Exhibit A to this Agreement (the “Form of Debenture”). The term Debenture as used herein shall mean the Convertible Debenture attached hereto as Exhibit A and all of the rights to convert the Debenture.
     The Convertible Debenture is convertible into fully paid and nonassessable shares of Common Stock of the Company in whole or in part at any time prior to its payment at the option of the Holder on the terms set forth in the Debenture.
     The Convertible Debenture is convertible in whole at any time prior to its payment at the option of the Purchaser into fully paid and nonassessable shares of Common Stock of the Company constituting twenty percent (20%) of all classes of the Common Stock of the Company on a fully diluted basis, as further explained in paragraph 3(b) of the Convertible Debenture. In addition, as further explained in paragraph 3(b) of the Convertible Debenture, the Convertible Debenture is convertible in part at any time prior to its payment at the option of the Purchaser into fully paid and nonassessable shares of Common Stock of the Company constituting a proportionate percentage of twenty percent (20%) of all classes of the Common Stock of the Company on a fully diluted basis in the ratio that the amount of the Convertible Debenture being converted bears to the total amount of the Convertible Debenture acquired by the Purchaser. Under no circumstances shall paragraph 3(b) of the Convertible Debenture be read to entitle the Purchaser to shares of Common Stock of the Company constituting less than 20% of all classes of the Common Stock of the Company on a fully diluted basis upon conversion in full of the Convertible Debenture.
     2. Sale and Purchase of Securities. Subject to the terms and conditions hereof, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company, the Convertible Debenture in the aggregate principal amount of $2,000,000.
     3. Closing. The closing of the sale to, and purchase by, the Purchaser of the Debenture (the “Closing’) shall occur at the offices of the Marshall Group, Inc. at the hour of                      P.M., Central Standard Time, on January 5, 2005 or on such other day or at such other time or place as the Purchaser and the Company shall agree upon (the “Closing Date”).
     At the Closing, the Company will deliver to the Purchaser the Debenture being purchased by the Purchaser, registered in its name, against delivery to the Company of its funds in the amount of $2,000,000 in payment of the total purchase price of the Debenture being purchased by the Purchaser.
     4. Restriction on Transfer of Securities.
          4.1 Restrictions. The Debenture is transferable only pursuant to (a) a public offering registered under the Securities Act of 1933, as amended (the “Securities Act”), (b) Rule 144 (or any similar rule then in effect) adopted under the Securities Act, if such rule is available, and (c) subject to the conditions elsewhere specified in this Section 4, any other legally available means of transfer.
          4.2 (a) Legend. The Debenture shall be endorsed with the following legend:
     THIS CONVERTIBLE DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO PAYOR, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.
     Upon the conversion of the Debenture, unless the Company receives an opinion of counsel from the holder of such a security satisfactory to the Company to the effect that a sale, transfer, assignment, pledge or distribution of the Conversion Stock issuable upon such conversion may be made without registration, or unless such Conversion Stock is being disposed of pursuant to registration under the Securities Act and any applicable state act, the same legend shall be endorsed on the certificate evidencing such Conversion Stock.
     The aforesaid legend shall be removed with respect to securities held for at least three years (including, with respect to the Conversion Stock, the period during which the related converted Debenture had been held) by a person who has not been an affiliate of the Company (as defined in Rule 144 under the Securities Act) during the three months preceding the request for removal of such legend. The foregoing legend removal requirement is based on Rule 144(k) under the Securities Act as currently in force, and assumes that such Rule (or a successor thereto) in substantially its current form shall be in effect at the time of any such request for legend removal.
          (b) Stop Transfer Order. A stop transfer order shall be placed with the Company’s transfer agent preventing transfer of any of the securities referred to in paragraph (a) above pending compliance with the conditions set forth in any such legend (except as otherwise provided in paragraph (a) above).
          4.3 Removal of Legend. Any legend endorsed on a certificate or instrument evidencing a security pursuant to Section 4.2 hereof shall be removed, and the Company shall issue a certificate or instrument without such legend to the holder of such security, (a) in accordance with Section 4.2(a) hereof, (b) if such security is being disposed of pursuant to registration under the Securities Act and any applicable state acts or pursuant to Rule 144 or any similar rule then in effect, or (c) if such holder provides the Company with an opinion of counsel satisfactory to the Company to the effect that a sale, transfer, assignment, offer, pledge or distribution for value of such security may be made without registration and that such legend is not required to satisfy the applicable exemption from registration.
          4.4 Register of Securities. The Company or its duly appointed agent shall maintain a separate register for the Debenture in which it shall register the issuance and transfer of the Debenture. All transfers of the Debenture shall be recorded on the register maintained by the Company or its agent, and the Company shall be entitled to regard the registered holder of such securities as the actual owner of the securities so registered until the Company or its agent is required to record a transfer of such securities on its register. The Company or its agent shall be required to record any such transfer when it receives (a) the security to be transferred duly and properly endorsed by the registered holder thereof or by its attorney duly authorized in writing, and (b) the opinion of counsel referred to in Sections 4.2 and 4.3 hereof or evidence of compliance with the registration provisions referred to in those Sections.
     5. Representations and Warranties by Company. Except as disclosed in Exhibit C hereto, the Company represents and warrants to the Purchaser that:
          5.1 Organization, Standing, etc. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, and has the requisite corporate power and authority to own its properties and to carry on its business in all material respects as it is now being conducted. The Company has the requisite corporate power and authority to issue the Debenture and the Conversion Stock, and to otherwise perform its obligations under this Agreement and the Debenture. The copies of the Articles of Incorporation and Bylaws (as such Bylaws were amended on May 28, 2004) of the Company delivered to the Purchaser or their agents prior to the execution of this Agreement are true and complete copies of the duly and legally adopted Articles of Incorporation and Bylaws of the Company in effect as of the date of this Agreement. The Company does not have any direct or indirect equity interest in any other firm, corporation, partnership, joint venture association or other business organization.

          5.2 Qualification. The Company is duly qualified or licensed as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or of its properties owned or leased makes such qualification or licensing necessary and failure to be so qualified or licensed would have a material adverse impact on its business.
          5.3 Financial Statements. Attached hereto as Exhibit B are unaudited balance sheets at March 31, 2004 and September 30, 2004 (the “Balance Sheet Date”), together with the related statements of operations, stockholders’ equity and cash flow for the fiscal year ended March 31, 2004 and the related statements of operations and stockholders’ equity for the six months ended September 30, 2004, prepared by the Company. Such financial statements (i) are in accordance with the books and records of the Company, (ii) present fairly the financial condition of the Company at the balance sheet dates and the results of its operations for the periods therein specified, and (iii) have, in all material respects, been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior accounting periods (except, with respect to the interim financial statements, the absence of footnotes). Specifically, but not by way of limitation, the respective balance sheets disclose all of the debts, liabilities and obligations of any nature (whether absolute, accrued or contingent and whether due or to become due) of the Company at March 31, 2004 and September 30, 2004, which, individually or in the aggregate, are material and which, in accordance with generally accepted accounting principles, would be required to be disclosed in such balance sheets, and the omission of which would, in the aggregate, have a material adverse impact on the Company. The balance sheets include appropriate reserves for all taxes and other liabilities accrued at such date but not yet payable.
          5.4 Tax Returns and Audits. All required federal, state and local tax returns or appropriate extension requests of the Company have been filed, and all federal, state and local taxes required to be paid with respect to such returns have been paid or due provision for the payment thereof has been made. The Company is not delinquent in the payment of any such tax or in the payment of any assessment or governmental charge. The Company has not received notice of any tax deficiency proposed or assessed against it, and has not executed any waiver of any statute of limitations on the assessment or collection of any tax. None of the Company’s tax returns have been audited by governmental authorities. in a manner to bring such audits to the Company’s attention. The Company does not have any tax liabilities except those incurred in the ordinary course of business since the Balance Sheet Date.
          5.5 Changes, Dividends, etc. Except for the transactions contemplated by this Agreement, since the Balance Sheet Date the Company has not: (a) incurred any debts, obligations or liabilities, absolute, accrued or contingent and whether due or to become due, except current liabilities incurred in the ordinary course of business, which (individually or in the aggregate) will not materially and adversely affect the business, properties or prospects of the Company; (b) paid any obligation or liability other than, or discharged or satisfied any liens or encumbrances other than those securing, current liabilities, in each case in the ordinary course of business; (c) declared or made any payment or distribution to its stockholders as such, or purchased or redeemed any of its shares of capital stock or other securities, or obligated itself to do so; (d) mortgaged, pledged or subjected to lien, charge, security interest or other encumbrance any of its assets, tangible or intangible, except in the ordinary course of business; (e) sold, transferred or leased any of its assets except in the ordinary course of business; (f) cancelled or compromised any debt or claim, or waived or released any right of material value; (g) suffered any physical damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the properties, business or prospects of the Company; (h) entered into any transaction other than in the ordinary course of business; (i) encountered any labor difficulties or labor union organizing activities; (j) issued or sold any shares of capital stock or other securities or granted any options, warrants or other purchase rights with respect thereto other than as contemplated by this Agreement; (k) made any acquisition or disposition of any material assets or become involved in any other material transaction, other than for fair value in the ordinary course of business; (l) increased the compensation payable, or to become payable, to any of its directors or employees, or made any bonus payment or similar arrangement with any directors or employees or increased the scope or nature of any fringe benefits provided for its employees or directors; or (m) agreed to do any of the foregoing other than pursuant hereto. There has been no material adverse change in the financial condition, operations, results of operations or business of the Company since the Balance Sheet Date.
          5.6 Title to Properties and Encumbrances. The Company has good and marketable title to all of its owned properties and assets, and the properties and assets used in the conduct of its business, except for property disposed of in the ordinary course of business since the Balance Sheet Date, which properties and assets are not subject to any mortgage, pledge, lease, lien, charge, security interest, encumbrance or restriction, except Permitted Liens (as hereinafter defined). The plant, offices and equipment owned and leased by the Company have been kept in good condition and repair in the ordinary course of business, and the Company has not been threatened with any action or proceeding under any building or zoning ordinance, law or regulation.
          5.7 Litigation; Governmental Proceedings. There are no legal actions, suits, arbitrations or other legal, administrative or governmental proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company, its properties, assets or business, and the Company is not aware of any facts which are likely to result in or form the basis for any such action, suit or other proceeding. The Company is not in default with respect to any judgment, order or decree of any court or any governmental agency or instrumentality. The Company has not been threatened with any action or proceeding under any business or zoning ordinance, law or regulation.
          5.8 Compliance with Applicable Laws and Other Instruments. The business and operations of the Company have been and are being conducted in accordance with all applicable laws, rules and regulations of all governmental authorities. Neither the execution nor delivery of, nor the performance of or compliance with, this Agreement or the Debenture nor the consummation of the transactions contemplated hereby or thereby will conflict with, or, with or without the giving of notice or passage of time, result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of the Company pursuant to, any applicable law, administrative regulation or judgment, order or decree of any court or governmental body, any agreement or other instrument to which the Company is a party or by which it or any of its properties, assets or rights is bound or affected, and will not violate the Articles of Incorporation or Bylaws of the Company. The Company is not in violation of its Articles of Incorporation or its Bylaws nor in violation of, or in default under, any lien, indenture, mortgage, lease, agreement, instrument, commitment or arrangement in any material respect.
          5.9 Conversion Stock. The shares of Conversion Stock issuable upon conversion of the Debenture have been reserved for issuance and when issued upon conversion will be duly authorized, validly issued and outstanding, fully paid, nonassessable and free and clear of all pledges, liens, encumbrances and restrictions, except as set forth in Section 4 hereof. The certificates representing the Conversion Stock to be delivered upon the conversion of the Debenture will be genuine, and the Company has no knowledge of any fact which would impair the validity thereof.
          5.10 Securities Laws. Based in part upon the representations and warranties contained in Section 6 hereof, no consent, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Agreement or the Debenture or the offer, issuance, sale or delivery of the Debenture or the offer of the Conversion Stock other than the qualification thereof, if required, under applicable state securities laws, which qualification has been or will be effected as a condition of these sales. The Company has not, directly or through an agent, offered the Debenture or the Conversion Stock or any similar securities for sale to, or solicited any offers to acquire such securities from, persons other than the Purchaser and other accredited investors. Under the circumstances contemplated hereby, the offer, issuance, sale and delivery of the Debenture and the offer of the Conversion Stock will not under current laws and regulations require compliance with the prospectus delivery or registration requirements of the Securities Act.
          5.11 Patents and Other Intangible Rights. The Company (a) owns or has the exclusive right to use, free and clear of all material liens, claims and restrictions, all patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted, (b) is not obligated or under any liability whatsoever to make any payments of a material nature by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any patent, trademark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise (c) owns or has the unrestricted right to use all trade secrets, including know-how, inventions, designs, processes, computer programs and technical data necessary to the development, operation and sale of all products and services sold or proposed to be sold by it, free and clear of any rights, liens or claims of others, and (d) is not using any confidential information or trade secrets of others. The Company is not, nor has it received notice with respect to, infringing upon or otherwise acting adversely to any known right or claimed right of any person under or with respect to any patents, trademarks, service marks, trade names, copyrights, licenses or rights with respect to the foregoing.
          5.12 Capital Stock. The authorized capital stock of the Company consists of 75,000,000 common shares, of which 5,207,007 shares are issued and outstanding and 25,000,000 shares of preferred stock, none of which shares have ever been issued and outstanding. All of the outstanding shares of capital stock of the Company were duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, Convertible Securities (as hereinafter defined) or other agreements or arrangements of any character or nature whatever, except as otherwise disclosed in the Private Placement Memorandum attached hereto as Exhibit D hereto or as contemplated by this Agreement, under which the Company is or may be obligated to issue capital stock or other securities of any kind representing an ownership interest or contingent ownership interest in the Company. Neither the offer nor the issuance or sale of the Debenture or the Conversion Stock constitutes an event, under any anti-dilution provisions of any securities issued or issuable by the Company or any agreements with respect to the issuance of securities by the Company, which will either increase the number of shares issuable pursuant to such provisions or decrease the consideration per share to be received by the Company pursuant to such provisions. No holder of any security of the Company is entitled to any preemptive or similar rights to purchase securities from the Company, provided, however, that nothing in this Section 5.12 shall affect, alter or diminish any right granted to the Purchaser in this Agreement. All outstanding securities of the Company have been issued in full compliance with an exemption or exemptions from the registration and prospectus delivery requirements of the Securities Act and from the registration and qualification requirements of all applicable state securities laws.
          5.13 Outstanding Debt. The Company has no Indebtedness for Borrowed Money (as hereinafter defined) except as otherwise set forth in the financial statements attached hereto as Exhibit B. The Company is not in default in the payment of the principal of or interest or premium on any such Indebtedness for Borrowed Money, and no event has occurred or is continuing under the provisions of any instrument, document or agreement evidencing or relating to any such Indebtedness for Borrowed Money which with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder.
          5.14 Schedule of Assets and Contracts. Attached hereto as Exhibit E is a Schedule of Assets and Contracts containing:
          (a) Annex A: a listing of all real properties owned by the Company;
          (b) Annex B: a listing of each indenture, lease, sublease, license or other instrument under which the Company claims or holds a leasehold interest in real property;
          (c) Annex C: a listing of all written and oral contracts, agreements, subcontracts, purchase orders, commitments and arrangements involving payments remaining to or from the Company in excess of Twenty Five Thousand and 00/100ths Dollars ($25,000.00) and other agreements material to the Company’s business to which the Company is a party or by which it is bound, under which full performance (including payment) has not been rendered by any party thereto;
          (d) Annex D: a listing of all employment agreements, consulting agreements, noncompetition agreements, executive compensation plans, profit sharing plans, bonus plans, deferred compensation agreements, employee pension retirement plans and employee benefit stock option or stock purchase plans and other employee benefit plans, entered into or adopted by the Company;

          (e) Annex E: a listing of all deeds of trust, mortgages, security agreements, pledge agreements and other agreements or arrangements whereby any of the assets or properties of the Company are subject to any lien, encumbrance, security interest or charge;
          (f) Annex F: a listing of all leases of personal property involving payment remaining to or from the Company in excess of Five Thousand and 00/100ths Dollars ($5,000.00);
          (g) Annex G: a listing of all bank accounts (or accounts with other financial institutions) maintained by the Company, together with the persons authorized to make withdrawals from such accounts;
          (h) Annex H: the name of each employee of the Company whose annual compensation is in excess of Fifty Thousand and 00/100ths Dollars ($50,000.00) and the remuneration currently payable to each such employee;
          (i) Annex I: the name of each stockholder of the Company and the number of shares owned by such stockholder;
          (j) Annex J: a listing of all insurance policies in force and referred to in Section 5.19 hereof; and
          (k) Annex K: a listing of all patents (including applications therefor), royalty and license agreements, trademarks, trade names, service marks and copyrights relating to Company products.
     Prior to the Closing Date, the Company shall provide legal counsel for the Purchaser with a true and complete copy of each document referred to above which such counsel requests to examine. The Company shall also provide legal counsel for the Purchaser with a true and complete copy of the Company’s current form of nondisclosure agreement.
     The Company has in all material respects substantially performed all obligations required to be performed by it to date and is not in default in any material respect under any of the contracts, agreements, leases, documents, commitments or other arrangements to which it is a party or by which it is otherwise bound. All instruments referred to above are in effect and enforceable according to their respective terms (except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors’ rights generally, and except for judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies), and there is not under any of such instruments any existing material default or event of default or event which, with notice or lapse of time or both, would constitute an event of default thereunder. All parties having material contractual arrangements with the Company are in substantial compliance therewith and none are in material default in any respect thereunder. All plans or arrangements listed pursuant to clause (d) above are fully funded to the extent that such funding is required by generally accepted accounting principles.
          5.15 Corporate Acts and Proceedings. This Agreement has been duly authorized by all necessary corporate action on behalf of the Company, and has been duly executed and delivered by authorized officers of the Company. All corporate action necessary to the authorization, creation, issuance and delivery of the Debenture and the Conversion Stock has been taken on the part of the Company, or will be taken by the Company on or prior to the Closing Date. This Agreement is, and the Debenture when issued pursuant to the terms of this Agreement will be, when executed and delivered pursuant to the terms of this Agreement, a valid and binding agreement of the Company enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights generally, and except for judicial limitations on the enforcement of the remedy of specific enforcement and other equitable remedies.
          5.16 Accounts Receivable. To the extent that they exceed the reserves for doubtful accounts set forth in the financial statements attached hereto as Exhibit B hereto, the accounts receivable of the Company which are reflected therein and all of its accounts receivable which have arisen since the Balance Sheet Date (except such accounts receivable as have been collected since the Balance Sheet Date) are valid and enforceable claims, and the goods and services sold and delivered which gave rise to such accounts were sold and delivered in conformity with the applicable purchase orders, agreements and specifications. Such accounts receivable are subject to no valid defense or offsets except routine customer complaints or warranty demands of an immaterial nature. The reserve for doubtful accounts that is included in Exhibit B hereto is adequate.
          5.17 Inventories. The inventories of the Company which are reflected in Exhibit B hereto and all inventory items which have been acquired since the Balance Sheet Date consist of raw materials, supplies, work-in-process and finished goods of such quality and in such quantities as are currently useable or saleable in the ordinary course of its business.
          5.18 Purchase Commitments and Outstanding Bids. No purchase commitment of the Company is in excess of normal, ordinary and usual requirements of its business, or was made at any price in excess of the then current market price, or contains terms and conditions more onerous than those usual and customary in the industry. There is no outstanding material bid, sales proposal, contract or unfilled order of the Company which (a) will, or could if accepted, require the Company to supply goods or services at a cost to the Company in excess of the revenues to be received therefrom, or (b) quotes prices which do not include a mark-up over reasonably estimated costs consistent with past mark-ups on similar business or market conditions current at the time.
          5.19 Insurance Coverage. There are in full force policies of insurance issued by insurers of recognized responsibility insuring the Company, its properties and business against such losses and risks, and in such amounts, as in the Company’s best judgment, after advice from its insurance broker, are acceptable for the nature and extent of its business and the Company’s resources.
          5.20 No Brokers or Finders. No person, firm or corporation has or will have, as a result of any act or omission of the Company, any right, interest or valid claim against or upon the Company or any Purchaser for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this

Agreement except for the fees agreed to be paid by the Company to Marshall Investments Corporation. The Company will indemnify and hold the Purchaser harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable in connection with the transactions contemplated by this Agreement.
          5.21 Conflicts of Interest. No officer, director or stockholder of the Company or any affiliate (as such term is defined in Rule 405 under the Securities Act) of any such person has any direct or indirect interest (a) in any entity which does business with the Company, or (b) in any property, asset or right which is used by the Company in the conduct of its business, or (c) in any contractual relationship with the Company other than as an employee. For the purpose of this Section 5.21, there shall be disregarded any interest which arises solely from the ownership of less than a 1% equity interest in a corporation whose stock is regularly traded on any national securities exchange or in the over-the-counter market.
          5.22 Licenses. The Company possesses from the appropriate agency, commission, board and government body and authority, whether state, local or federal, all licenses, permits, authorizations, approvals, franchises and rights which (a) are necessary for it to engage in the business currently conducted by it, and (b) if not possessed by the Company would have an adverse impact on the Company’s business. The Company has no knowledge that would lead it to believe that it will not be able to obtain all licenses, permits, authorizations, approvals, franchises and rights that may be required for any business the Company proposes to conduct.
          5.23 Registration Rights. The Company has not agreed to register any of its authorized or outstanding securities under the Securities Act.
          5.24 Retirement Plans. The Company does not have any retirement plans in which any employees of the Company participate that is subject to any provisions of the Employee Retirement Income Security Act of 1974 and of the regulations adopted pursuant thereto (“ERISA”).
          5.25 Environmental and Safety Laws. To the best of its knowledge, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.
     The operations of the Company do not involve any asbestos, urea-formaldehyde foamed-in-place insulation, polyclorinated biphenyls (“PCBs”) or any other hazardous substances or materials including, but not limited to, hazardous substances or materials under the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act, the Resource Conservation and Recovery Act, the Minnesota Environmental Response and Liability Act, or any other federal, state or local statute, regulation, code or ordinance.
          5.26 Employees. To the best of the Company’s knowledge, no officer of the Company or employee of the Company whose annual compensation is in excess of $50,000.00 has any plans to terminate his or her employment with the Company. The Company has complied in all material respects with all laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining and payment of Social Security and other taxes, and the Company has not encountered any material labor difficulties. The Company does not have any worker’s compensation liabilities, except those reflected in Exhibit B hereto.
          5.27 Absence of Restrictive Agreements. To the best of the Company’s knowledge, no employee of the Company is subject to any secrecy or non-competition agreement or any agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the business of the Company. To the best of the Company’s knowledge, no employer or former employer of any employee of the Company has any claim of any kind whatsoever in respect of any of the rights described in Section 5.11 hereof.
          5.28 Disclosure. The Company has not knowingly withheld from the Purchaser any material facts relating to the assets, business, operations, financial condition or prospects of the Company. No representation or warranty in this Agreement or in any certificate, schedule, statement or other document furnished or to be furnished to any Purchaser pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated herein or therein or necessary to make the statements herein or therein not misleading.
     6. Representations and Warranties of Purchaser. The Purchaser represents and warrants that:
          6.1 Purchaser. Purchaser is a federally recognized Native American Indian Tribe.
          6.2 Investment Intent. The Debenture being acquired by the Purchaser hereunder is being purchased and the Conversion Stock acquired by the Purchaser upon conversion of such Debentures will be acquired, for such Purchaser’s own account and not with the view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act. The Purchaser understands that the Debenture and the Conversion Stock have not been registered under the Securities Act or any applicable state laws by reason of their issuance or contemplated issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act and such laws, and that the reliance of the Company and others upon this exemption is predicated in part upon this representation and warranty. The Purchaser further understands that the Debenture and Conversion Stock may not be transferred or resold without (a) registration under the Securities Act and any applicable state securities laws, or (b) an exemption from the requirements of the Securities Act and applicable state securities laws.
     The Purchaser understands that an exemption from such registration is not presently available pursuant to Rule 144 promulgated under the Securities Act by the Securities and Exchange Commission (the “Commission”) and that in any event the Purchaser may not sell any securities pursuant to Rule 144 prior to the expiration of a two-year period after the Purchaser has acquired the securities. The Purchaser understands that any sales pursuant to Rule 144 may only be made in full compliance with the provisions of Rule 144.

          6.3 Qualification as Accredited Investor. The Purchaser qualifies as an accredited investor within the meaning of Rule 501 under the Securities Act. The Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the investment to be made hereunder by such Purchaser. The Purchaser has and has had access to all of the Company’s material books and records and access to the Company’s executive officers has been provided to the Purchaser or to the Purchaser’s qualified agents. The state in which the Purchaser’s principal office is located is set forth in the Purchaser’s address in Section 18(a) of this Agreement. The Purchaser’s principal office is located within the Spirit Lake Reservation, which is located in the State of North Dakota.
          6.4 Acts and Proceedings. This Agreement has been duly authorized by all necessary action on the part of the Purchaser, has been duly executed and delivered by the Purchaser, and is a valid and binding agreement upon the part of the Purchaser.
          6.5 No Brokers or Finders. No person, firm or corporation has or will have, as a result of any act or omission by such Purchaser, any right, interest or valid claim against the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement. Such Purchaser will indemnify and hold the Company harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable as a result of the actions of such Purchaser in connection with the transactions contemplated by this Agreement.
          6.6 Sovereign Immunity. The Spirit Lake Tribe as Purchaser, being an American Indian Tribe, is possessed with sovereign immunity. The Tribe hereby proclaims its sovereign immunity, but does agree to a limited waiver of sovereign immunity pursuant to the terms set forth herein and no expansion thereof. Purchaser agrees to be subject to suit in United States District Court for the District of North Dakota for injunctive relief in respect to any claim, crossclaim, or counterclaim associated with any responsibility set forth herein or associated with its status as purchaser and/or holder of the Convertible Debentures of the Company. Should the United States District Court, District of North Dakota not have jurisdiction, then Purchaser agrees to suit in the North Dakota District Court for the County of Benson. No waiver of sovereign immunity is made as to Tribal assets beyond those committed for the purchase of the Convertible Debenture of the Company. Specification of jurisdiction wherein the Purchaser agrees to be sued as specified above does not limit the jurisdictions in which Purchaser may initiate suit against the Company, should Purchaser believe that such legal action may be warranted.
     7. Conditions of the Purchaser’s Obligation. The obligation to purchase and pay for the Debenture which the Purchaser has agreed to purchase on the Closing Date is subject to the fulfillment prior to or on the Closing Date of the following conditions.
          7.1 No Errors, etc. The representations and warranties of the Company under this Agreement shall be true in all material respects as of the Closing Date with the same effect as though made on and as of the Closing Date.

          7.2 Compliance with Agreement. The Company shall have performed and complied with all agreements or conditions required by this Agreement to be performed and complied with by it prior to or as of the Closing Date.
          7.3 Certificate of Officers. The Company shall have delivered to the Purchaser a certificate, dated the Closing Date, executed by the President and the senior financial officer of the Company and certifying to the satisfaction of the conditions specified in Sections 7.1, 7.2 and 7.5 hereof.
          7.4 Opinion of Company’s Counsel. (a) The Company shall have delivered to the Purchaser an opinion or opinions of Faegre & Benson, counsel for the Company, dated the Closing Date, to the effect that:
     (i) The Company is a duly and validly organized and existing corporation in good standing under the laws of the State of Minnesota; has the corporate power and authority to enter into this Agreement and the Debenture, to issue and sell the Debenture and the Conversion Stock as contemplated by this Agreement, and to carry out the provisions of this Agreement and the Debenture, has the corporate power and authority to own and hold its properties owned and leased and to carry on the business in which it is engaged.
     (ii) This Agreement and the Debenture have been duly authorized, executed and delivered by the Company, and are legal, valid and binding agreements of the Company enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors’ rights generally, and except for judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies.
     (iii) The Conversion Stock has been duly authorized and reserved for issuance upon conversion of the Debenture based upon the initial Conversion calculations and when issued upon such conversion in accordance with the terms and conditions of the Debenture, the Conversion Stock will be duly authorized and issued and will be fully paid and nonassessable.
     (iv) All corporate proceedings required by law or by the provisions of this Agreement to be taken by the Board of Directors and the stockholders of the Company on or prior to the Closing Date in connection with the execution and delivery of this Agreement and the Debenture, the offer, issuance and sale of the Debenture and in connection with the consummation of the transactions contemplated by this Agreement, have been duly and validly taken.
     (v) The Company is authorized by its Articles of Incorporation to issue 75,000,000 common shares and 25,000,000 preferred shares.
     (vi) No security holder of the Company is entitled to preemptive or similar rights to subscribe for or to purchase any shares of capital stock of the Company pursuant to the Company’s Articles of Incorporation, nor will any security holder of the Company be entitled to any such rights pursuant to the Company’s Articles of Incorporation as a result of the execution or delivery of this Agreement or the issuance of the Debenture or the Conversion Stock.
     (vii) Assuming the accuracy of the representations of the Purchaser set forth in Section 6 hereof, the Company has obtained the approval or consent of all governmental agencies or bodies required to be obtained by it for the legal and valid execution and delivery of this Agreement and the Debenture and the legal and valid offer, issuance and sale of the Debenture and the offer of the Conversion Stock to the Purchaser through conversion and for the performance of the obligations of the Company under any provisions of this Agreement or the Debenture. The Company is not in violation of any term, provision or condition of its Articles of Incorporation or Bylaws, and the consummation of the transactions contemplated by this Agreement will not result in any breach or violation of the terms or provisions of, or constitute a default under, the Articles of Incorporation or the Bylaws of the Company or to the best of such counsel’s knowledge any statute, rule or regulation known to such counsel to be applicable to the Company.
     (viii) Upon due and diligent inquiry, the primary lawyers have no actual knowledge of any litigation, proceeding or governmental investigation pending or threatened against the Company, its key management employees, properties or business which, if determined adversely to the Company; would have a material adverse effect upon the financial condition, operations, results of operations or business of the Company.
          (b) The Company shall have delivered to the Purchaser an opinion Thor Christensen, Executive Vice President and Chief Legal Counsel for the Company, dated the Closing Date, to the effect that:
     (i) The Company is a duly and validly organized and existing corporation in good standing under the laws of the State of Minnesota; has the corporate power and authority to enter into this Agreement and the Debenture, to issue and sell the Debenture and the Conversion Stock as contemplated by this Agreement, and to carry out the provisions of this Agreement and the Debenture, has the corporate power and authority to own and hold its properties owned and leased and to carry on the business in which it is engaged; and has not failed to qualify to do business as a foreign corporation in good standing in any state or jurisdiction wherein the nature of its activities or of its properties owned or leased makes such qualification necessary and failure to be so qualified would have a material adverse effect upon the Company.
     (ii) This Agreement and the Debenture have been duly authorized, executed and delivered by the Company, and are legal, valid and binding agreements of the Company enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors’ rights generally, and except for judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies.

     (iii) The Conversion Stock has been duly authorized and reserved for issuance upon conversion of the Debenture based upon the initial Conversion calculations and when issued upon such conversion in accordance with the terms and conditions of the Debenture and those of this Agreement the Conversion Stock will be duly authorized and issued and will be fully paid and nonassessable.
     (iv) All corporate proceedings required by law or by the provisions of this Agreement to be taken by the Board of Directors and the stockholders of the Company on or prior to the Closing Date in connection with the execution and delivery of this Agreement and the Debenture, the offer, issuance and sale of the Debenture and in connection with the consummation of the transactions contemplated by this Agreement, have been duly and validly taken.
     (v) The Company is authorized by its Articles of Incorporation to issue 75,000,000 common shares and 25,000,000 preferred shares. There are 5,207,007 common shares duly issued and outstanding, all of which are fully paid and nonassessable. None of the preferred shares have ever been issued and outstanding. The issuance and sale of such outstanding shares were exempt from registration under the Securities Act and such shares were issued in conformity with the permit or qualification requirements of all applicable state securities laws. Except for such common shares, the Company has no other authorized or outstanding series or class of capital stock, and, to the knowledge of such counsel, there are no outstanding securities convertible into common shares of the Company or outstanding options, warrants or other rights to acquire securities of the Company, other than the convertible notes, options and warrants disclosed in the Private Placement Memorandum attached to this Agreement as Exhibit D or set forth in the schedules attached to this Agreement as Exhibit C. To the knowledge of such counsel, there are no obligations on the part of the Company to purchase or redeem any outstanding shares of capital stock of the Company.
     (vi) No security holder of the Company is entitled to preemptive or similar rights to subscribe for or to purchase any shares of capital stock of the Company, nor will any security holder of the Company be entitled to any such rights as a result of the execution or delivery of this Agreement or the issuance of the Debenture or the Conversion Stock.
     (vii) Assuming the accuracy of the representations of the Purchaser set forth in Section 6 hereof, the Company has obtained the approval or consent of all governmental agencies or bodies required to be obtained by it for the legal and valid execution and delivery of this Agreement and the Debenture and the legal and valid offer, issuance and sale of the Debenture and the offer of the Conversion Stock to the Purchaser through conversion and for the performance of the obligations of the Company under any provisions of this Agreement or the Debenture. The Company is not in violation of any term, provision or condition of its Articles of Incorporation or Bylaws, or, to the best of such counsel’s knowledge, in violation of any agreement or other instrument known to such counsel to which the Company is a party or by which it is bound or to which any of its properties, assets or business is subject or any judgment, decree or order known to such counsel or to the best of such counsel’s knowledge any statute, rule or regulation;

and the execution, delivery and performance of this Agreement and the Debenture, the offer, issuance and sale of the Debenture and the Conversion Stock, and the consummation of the transactions contemplated by this Agreement will not result in any breach or violation of the terms or provisions of, or constitute a default under, the Articles of Incorporation or the Bylaws of the Company or, to the best of such counsel’s knowledge, in violation of any agreement or other instrument known to such counsel to which the Company is a party or by which it is bound or to which any of its properties, assets or business is subject or any judgment, decree or order known to such counsel or to the best of such counsel’s knowledge any statute, rule or regulation.
     (viii) Assuming the accuracy of the representations of the Purchaser set forth in Section 6 hereof, the offer, sale, issuance and delivery of the Debenture and the offer of the Conversion Stock to the Purchaser through conversion of the Debenture under the circumstances contemplated by this Agreement and the Debenture are exempt from the registration and prospectus delivery requirements of the Securities Act, and all registrations, qualifications, permits and approvals required under applicable state securities laws for the lawful offer, sale, issuance and delivery of the Debenture and the Conversion Stock have been obtained.
     (ix) Upon due and diligent inquiry, such counsel has no knowledge of any litigation, proceeding or governmental investigation pending or threatened against the Company, its key management employees, properties or business which, if determined adversely to the Company, would have a material adverse effect upon the financial condition, operations, results of operations or business of the Company.
          7.5 No Event of Default. There shall exist at the time of Closing no condition or event which would constitute an Event of Default (as hereinafter defined) or which, after notice or lapse of time or both, would constitute an Event of Default.
          7.6 Qualification Under State Securities Laws. All registrations, qualifications, permits and approvals required under applicable state securities laws for the lawful execution and delivery of this Agreement and the offer, sale, issuance and delivery of the Debenture and the offer of the Conversion Stock shall have been obtained.
          7.7 Proceedings and Documents. All corporate and other proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to the Purchaser and their special counsel.
     8. Affirmative Covenants. Subject to the provisions of Section 14 hereof, the Company covenants and agrees that:
          8.1 Corporate Existence. The Company will maintain its corporate existence in good standing and comply with all applicable laws and regulations of the United States or of any state or states thereof or of any political subdivision thereof and of any governmental authority where failure to so comply would have a material adverse impact on the Company or its business or operations.

          8.2 Books of Account and Reserves. The Company will keep books of record and accounts in which full, true and correct entries are made of all of its dealings, business and affairs, in accordance with generally accepted accounting principles. The Company will employ certified public accountants selected by the Board of Directors of the Company who are “independent” within the meaning of the accounting regulations of the Commission and have annual audits made by such independent public accountants in the course of which such accountants shall make such examinations, in accordance with generally accepted auditing standards, as will enable them to give such reports or opinions with respect to the financial statements of the Company as will satisfy the requirements of the Commission in effect at such time with respect to certificates and opinions of accountants.
          8.3 Furnishing of Financial Statements and Corporate Information. The Company will deliver to the Purchaser:
          (a) as soon as practicable, but in any event within 30 days after the close of each month, unaudited balance sheets of the Company as of the end of such month, together with the related statements of operations and a statement of sources and uses of cash for such month, setting forth the budgeted figures for such month prepared and submitted in connection with the Company’s annual plan as required under Section 8.5 hereof and in comparative form figures for the corresponding month of the previous fiscal year, all in reasonable detail and certified by the Chief Financial Officer of the Company, subject to year-end adjustments;
          (b) as soon as practicable, but in any event within 120 days after the end of each fiscal year, a balance sheet of the Company, as of the end of such fiscal year, together with the related statements of operations, stockholders’ equity and a statement of sources and uses of cash for such fiscal year, setting forth in comparative form figures for the previous fiscal year, all in reasonable detail and duly certified by the Company’s independent Certified Public Accountants, which accountants shall have given the Company an opinion, unqualified as to the scope of the audit, regarding such financial statements;
          (c) concurrently with the delivery of any financial statements referred to in paragraphs (a) and (b) of this Section 8.3, current schedules of Indebtedness for Borrowed Money and Senior Indebtedness, as these terms are hereinafter defined, together with a certificate of the Chief Executive Officer and Chief Financial Officer of the Company to the effect that such schedules are accurate and correct and that there exists no condition or event which constitutes an event of default with respect to any indebtedness of the Company, or, if any such condition or event exists, specify the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;
          (d) within 90 days after the end of each fiscal year, and promptly upon request of the Purchaser at any time during the fiscal year up to four times per fiscal year, written notice of the current number of shares that would be issued to the Purchaser if the Purchaser elected at the last business day of the fiscal year or as of the date of the request, as the case may be, to convert the entire Convertible Debenture into fully paid and nonassessable shares of Common Stock of the Company that represent twenty percent (20%) of the Fully Diluted Outstanding Shares of Common Stock of the Company After Conversion as that term is defined in the Debenture;

          (e) concurrently with the delivery in each year of the financial statements referred to in paragraph (b) of this Section 8.3, a statement and report signed by the independent Certified Public Accountants who certified such financial statements to the effect that they have read this Agreement and that in the course of the audit upon which their certificate was based they became aware of no condition or event which constituted an Event of Default or which, after notice or lapse of time or both, would constitute an Event of Default or if such accountants did become aware of any such condition or event, specifying the nature and period of existence thereof;
          (f) promptly after the submission thereof to the Company, copies of all reports and recommendations submitted by independent Certified Public Accountants in connection with any annual or interim audit of the accounts of the Company made by such accountants;
          (g) promptly upon transmission thereof, copies of all reports, proxy statements, registration statements and notifications filed by the Company with the Commission pursuant to any act administered by the Commission or furnished to stockholders of the Company or to any national securities exchange;
          (h) with reasonable promptness, such other financial data relating to the business, affairs and financial condition of the Company as is available to the Company and as from time to time the Purchaser may reasonably request;
          (i) at least 30 days prior to the earlier of (i) the execution of any agreement relating to any merger or consolidation of the Company with another corporation, or a plan of exchange involving the outstanding capital stock of the Company, or the sale, transfer or other disposition of all or substantially all of the property, assets or business of the Company to another corporation, or (ii) the holding of any meeting of the stockholders of the Company for the purpose of approving such action, written notice of the terms and conditions of such proposed merger, consolidation, plan of exchange, sale, transfer or other disposition;
          (j) within 15 days after the Company learns in writing of the commencement or threatened commencement of any material suit, legal or equitable, or of any material administrative, arbitration or other proceeding against the Company or its businesses, assets or properties, written notice of the nature and extent of such suit or proceeding; and
          (k) with reasonable promptness, copies of all minutes of meetings of the Company’s Shareholders and/or its Board of Directors, along with documentation of all Corporate actions of the Company.
          8.4 Inspection. The Company will permit the Purchaser and any of its partners, officers or employees, or any outside representatives designated by the Purchaser and reasonably satisfactory to the Company, to visit and inspect at the Purchaser’s expense the business offices of the Company and any of the properties of the Company, including their books and records (and to make photocopies thereof or make extracts therefrom), and to discuss their affairs, finances, and accounts with their officers, lawyers and accountants, except with respect to trade secrets and similar confidential information, all to such reasonable extent and at such reasonable times and intervals as such Purchaser may reasonably request during normal business hours. Except as otherwise required by laws or regulations applicable to a Purchaser, the Purchaser shall maintain, and shall require its representatives to maintain, all information obtained pursuant to Section 8.3 hereof, this Section 8.4 and Section 8.5 hereof on a confidential basis.
          8.5 Preparation of Budgets. Whenever the Company shall prepare and submit to its Board of Directors for review and approval any budget, such as a .capital or operating expense budget, the Company will, simultaneously with the submission thereof to the Board of Directors, deliver a copy of each such budget and any modification thereof that is provided to the Board of Directors to the Purchaser.
          8.6 Payment of Taxes and Maintenance of :Properties. The Company will:
          (a) pay and discharge promptly, or cause to be paid and discharged promptly when due and payable, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or upon any of its properties, as well as all material claims of any kind (including claims for labor, material and supplies) which, if unpaid, might by law become a lien or charge upon its property; provided, however, that the Company shall not be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting principles) deemed adequate by it with respect thereto; and
          (b) maintain and keep, or cause to be maintained and kept, its properties in good repair, working order and condition, and from time to time make, or cause to be made, all repairs and renewals and replacements which in the opinion of the Company are necessary and proper so that the business carried on in connection therewith may be properly and advantageously conducted at all times; the Company will maintain or cause to be maintained back-up copies of all valuable papers and software.
          8.7 Insurance. The Company will obtain and maintain in force such property damage, public liability, business interruption, worker’s compensation, indemnity bonds and other types of insurance as the Company’s executive officers, after consultation with an accredited insurance broker, shall determine to be necessary or appropriate to protect the Company from the insurable hazards or risks associated with the conduct of the Company’s business. The Company’s executive officers shall periodically report to the Board of Directors on the status of such insurance coverage.
     All insurance shall be maintained in at least such amounts and to such extent as shall be determined to be reasonable by the Board of Directors; and all such insurance shall be effected and maintained in force under a policy or policies issued by insurers of recognized responsibility, except that the Company may effect worker’s compensation or similar insurance in respect of operations in any state or other jurisdiction either through an insurance fund operated by such state or other jurisdiction or by causing to be maintained a system or systems of self-insurance which is in accord with applicable laws.

          8.8 Payment of Indebtedness and Discharge of Obligations. The Company will pay or cause to be paid the principal of and interest and premium, if any, on all Indebtedness for Borrowed Money heretofore or hereafter incurred or assumed by it when and as the same shall become due and payable, unless such Indebtedness for Borrowed Money is renewed or extended. The Company will faithfully observe, perform and discharge all of the material. covenants, conditions and obligations which are imposed on it by any and all indentures and other agreements securing or evidencing such Indebtedness for Borrowed Money or pursuant to which such Indebtedness for Borrowed Money is issued, and will not permit the continuance of any act or omission which is or under the provisions thereof may be declared to be a material default thereunder, unless such default is waived pursuant to the provisions thereof. The Company shall not be required to make any payment or to take any other action by reason of this Section 8.8 at any time while it shall be currently contesting in good faith by appropriate proceedings its obligations to make such payment or to take such action provided that the Company shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting principles) deemed adequate by it with respect thereto.
          8.9 Directors’ and Stockholders’ Meetings. The Company agrees, as a general practice, to hold a meeting of its Board of Directors at least once a year, and during each year to hold its annual meeting of stockholders on or approximately on the date provided in its Bylaws.
          8.10 Replacement of Debenture or Certificates Representing Conversion Stock. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Debenture or certificates representing Conversion Stock, and, in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of the Debenture or certificates representing Conversion Stock, as the case may be, the Company will issue a new Debenture or certificates representing Conversion Stock, as the case may be, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Debenture or certificates representing Conversion Stock, as the case may be.
          8.11 Application of Proceeds. Unless otherwise approved by the Purchaser, the net proceeds received by the Company from the sale of the Debenture shall be used substantially for working capital purposes. Upon proper invoice, the Company shall pay Closing expenses and attorney fees of Purchaser in a sum not to exceed seven thousand five hundred and no/100 dollars ($7,500.00).
          8.12 Retirement Plans. The Company will cause each retirement plan of the Company in which any employees of the Company participate that is subject to the provisions of ERISA and the documents and instruments governing each such plan to be conformed to when necessary, and to be administered in a manner consistent with, those provisions of ERISA which may, from time to time, become effective and operative with respect to such plans; if requested by the Purchaser in writing from time to time, furnish to the Purchaser a copy of any annual report with respect to each such plan that the Company files with the Secretary of Labor pursuant to ERISA; and at such time as such insurance shall be available at rates deemed commercially reasonable by the Company, maintain insurance against the contingent liability against the net worth of the Company imposed in respect of each such plan by the provisions of ERISA.

          8.13 Filing of Reports. The Company will, from and after such time as it has securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or has securities registered pursuant to the Securities Act, make timely filing of such reports as are required to be filed by it with the Commission so that Rule 144 under the Securities Act or any successor provision thereto will be available to the security holders of the Company who are otherwise able to take advantage of the provisions of such Rule.
          8.14 Patents and Other Intangible Rights. The Company will apply for, or obtain assignments of, or licenses to use, all patents, trademarks, trademark rights, trade names, trade name rights and copyrights which in the opinion of a prudent and experienced businessman operating in the industry in which the Company is operating; are desirable or necessary for the conduct and protection of the business of the Company.
          8.15 Exchange of Debenture. The Company will at any time, at the Company’s expense (except for any transfer tax payable), at the written request of the Holder of the Debenture and upon surrender of such Debenture for such purpose, issue new Debentures in exchange therefor in the denomination of $5,000, or any multiple thereof specified by the Purchaser, in an aggregate principal amount equal to the then unpaid principal amount of the Debenture surrendered and substantially in the form of Exhibit A to this Agreement with appropriate insertions and variations.
     9. Negative Covenants. The Company will be limited and restricted as follows:
          9.1 Dividends on or Redemption of Capital Stock. Without the prior approval of the Holder of the Debenture, the Company will not declare or pay any dividend or make any other distribution on any shares of capital stock or purchase, redeem or otherwise acquire for any consideration, or set aside a sinking fund or other fund for the redemption or repurchase of any shares of capital stock or any warrants, rights or options to purchase shares of capital stock.
          9.2 Other Restrictions. The Company will not without the prior approval of the Holder of the Debenture:
          (a) guarantee, endorse or otherwise be or become contingently liable in connection with the obligations, securities or dividends of any person, firm, association or corporation, other than the Company, except that the Company may endorse negotiable instruments for collection in the ordinary course of business; or
          (b) make loans or advances to any person (including without limitation to any officer, director or stockholder of the Company), firm, association or corporation in excess of $10,000, except advances to suppliers and employees made in the ordinary course of business; or
          (c) purchase or invest in the stock or obligations of any other person, firm or corporation; or
          (d) make any material change in the nature of its business as carried on at the date of this Agreement.

          9.3 Limitations Upon Capital Reorganization of Common Stock, Consolidation, or Merger. No merger or acquisition of the Company, or substantially all of its assets, or capital reorganization or reclassification of the capital stock of the Company or voluntary dissolution, liquidation, or in bankruptcy filing shall occur absent the written concurrence of the Purchaser.
     10. The Debenture.
          10.1 Conversion of Debenture. The Holder of the Debenture may, at its option, at any dale and from time to time, convert such Debenture, or any part thereof, into Conversion Stock upon the terms and conditions set forth in the Form of Debenture.
          10.2 Stock Fully Paid; Reservation of Shares. The Company covenants and agrees that all Conversion Stock that may be issued upon conversion of the Debenture will, upon issuance in accordance with the terms of the Debenture, be fully paid and nonassessable, and shall, at the time of issuance, not be diluted, and that the issuance thereof shall not give rise to any preemptive rights on the part of any person. The Company further covenants and agrees that the Company will at all times have authorized and reserved a sufficient number of shares of its Common Stock for the purpose of issue upon the conversion of the Debenture.
     The Convertible Debenture is convertible in whole at any time prior to its payment at the option of the Purchaser into fully paid and nonassessable shares of Common Stock of the Company constituting twenty percent (20%) of all classes of the Common Stock of the Company on a fully diluted basis, as further explained in paragraph 3(b) of the Convertible Debenture. In addition, as further explained in paragraph 3(b) of the Convertible Debenture, the Convertible Debenture is convertible in part at any time prior to its payment at the option of the Purchaser into fully paid and nonassessable shares of Common Stock of the Company constituting a proportionate percentage of twenty percent (20%) of all classes of the Common Stock of the Company on a fully diluted basis in the ratio that the amount of the Convertible Debenture being converted bears to the total amount of the Convertible Debenture acquired by the Purchaser. Under no circumstances shall paragraph 3(b) of the Convertible Debenture be read to entitle the Purchaser to shares of Common Stock of the Company constituting less than 20% of all classes of the Common Stock of the Company on a fully diluted basis upon conversion in full of the Convertible Debenture.
          10.3 Number of Shares to be Issued Upon Conversion. The number of shares of Common Stock issuable upon full conversion of the Debenture will be as set forth in the Form of Debenture, which is equal to twenty percent (20%) of all classes of the Common Stock of the Company on a fully diluted basis. The number of shares of the Common Stock of the Company issuable upon partial conversion shall be equivalent to the ratio that the amount of the Convertible Debenture being converted bears to the total amount of the Convertible Debenture originally acquired by the Purchaser.
     11. {Intentionally Omitted}
     12. {Intentionally Omitted}

     13. Default.
          13.1 Events of Default. Each of the following events shall be an event of default (an “Event of Default”) for purposes of this Agreement:
          (a) if default shall be made in the punctual payment of interest on the Debenture, and such default shall have continued for a period of 15 days after written notice thereof to the Company by the Holder of the Debenture; or
          (b) if default shall be made in the punctual payment of the principal of the Debenture; or
          (c) if the Company becomes insolvent or bankrupt, or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors, or ceases doing business as a going concern, or the Company applies for or consents to the appointment of a trustee or receiver for the Company, or for the major part of its property; or
          (d) if a trustee or receiver is appointed for the: Company or for the major part of its property and the order of such appointment is not discharged, vacated or stayed within 30 days after such appointment; or
          (e) if any judgment, writ or warrant of attachment or of any similar process in an amount in excess of $50,000 shall be entered or tiled against the Company or against any of the property or assets of the Company and remains unpaid, unvacated, unbonded or unstayed for a period of 120 days; or
          (f) if an order for relief shall be entered in any Federal bankruptcy proceeding in which the Company is the debtor; or if bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, are instituted by or against the Company and, if instituted against the Company, are consented to or, if contested by the Company, are not dismissed by the adverse parties or by an order, decree or judgment within 120 days after such institution; or
          (g) if the Company shall default in any material respect in the due and punctual performance of any covenant or agreement in any debenture (including without limitation the Debenture which is the subject of this Agreement), bond, indenture, loan agreement, debenture agreement, mortgage, security agreement or other instrument evidencing or related to Indebtedness for Borrowed Money, and such default shall continue for more than the period of notice and/or grace, if any, therein specified and shall not have been waived (any default in any material respect in the due and punctual performance of any covenant or agreement in this Agreement or the Debenture shall not constitute an Event of Default unless such default continues for a period of 15 days after written notice thereof to the Company); or
          (h) if any representation or warranty made by or on behalf of the Company in this Agreement or in any certificate, report or other instrument delivered under or pursuant to any term hereof or thereof shall prove to have been untrue or incorrect in any material respect as of the date of this Agreement or as of the Closing Date, or (ii) if any report, certificate, financial statement or financial schedule or other instrument prepared or purported to be prepared by the

Company or any officer of the Company furnished or delivered under or pursuant to this Agreement after the Closing Date shall prove to be untrue or incorrect in any material respect as of the date it was made, furnished or delivered; or
          (i) if the Company undertakes any action designed to diminish the conversion rights of Purchaser in the absence of advance written permission of Purchaser; or
          (j) if default shall be made in the due and punctual performance or observance of any other term contained in this Agreement, and such default shall have continued for a period of 15 days after written notice thereof to the Company by the Holder of the Debenture.
          13.2 Remedies Upon Events of Default. Upon the occurrence of an Event of Default as herein defined, and so long as such Event of Default continues unremedied, then, unless such Event of Default shall have been waived by the Holder of the Debenture, then the Holder of the Debenture shall be entitled by notice to declare the principal of and any accrued interest on the Debenture to be immediately due and payable, and thereupon the Debenture, including both principal and interest shall become immediately due and payable provided, however, that when any Event of Default described in Section 13.1(f) hereof has occurred, the Debenture shall immediately become due and payable without presentment, demand or notice of any kind and (b) the Purchaser of the Debenture shall be entitled to designate such number of members to the Board of Directors of the Company as constitutes 20% of the total number of members of the Board of Directors as provided herein.
          13.3 Designation of Directors. In the event the Purchaser of the Debenture is entitled to designate members constituting 20% of the total number of members of the Board of Directors of the Company pursuant to Section 13.2 hereof, the Company shall, immediately upon receiving written notice from the Holder of the Debenture, call a special stockholders’ meeting to be held as soon as possible, but in any event within fifteen days of the date of the notice of such meeting. At such special stockholders’ meeting, 20% of the directors of the Company, shall be elected from designees nominated by the Holder of the Debenture. Any right of the Holder of the Debenture to continue to designate 20% of the Board of Directors of the Company shall expire, and a stockholders’ meeting to elect new directors shall be called, six months after the later of (a) the curing of the Event Default upon which the right was exercised, or (b) the curing of any Event of Default occurring after the Event of Default upon which such right was exercised.
          13.4 Notice of Defaults. When, to its knowledge, any Event of Default has occurred or exists, the Company agrees to give written notice within three business days of such Event of Default to the Holder of the Debenture.
          13.5 Suits for Enforcement. In case any one or more Events of Default shall have occurred and be continuing, unless such Events of Default shall have been waived in the manner provided in Section 13.2 hereof, the Holder of the Debenture may proceed to protect and enforce its rights under this Section 13 by suit in equity or action at law. It is agreed that in the event of such action the Holder of the Debenture shall be entitled to receive all reasonable fees, costs and expenses incurred, including without limitation such reasonable fees and expenses of attorneys (whether or not litigation is commenced) and reasonable fees, costs and expenses of appeals.
          13.6 Remedies Cumulative. No right, power or remedy conferred upon the Holder of the Debenture shall be exclusive, and each such right; power or remedy shall be cumulative and in addition to every other right, power or remedy, whether conferred hereby or by any such security or now or hereafter available at law or in equity or by statute or otherwise.
          13.7 Remedies not Waived. No course of dealing between the Company and the Holder of the Debenture, and no delay in exercising any right, power or remedy conferred hereby or by any such security or now or hereafter existing at law or in equity or by statute or otherwise, shall operate as a waiver of or otherwise prejudice any such right, power or remedy; provided, however, that this Section 13.7 shall not be construed or applied so as to negate the provisions and intent of any statute which is otherwise applicable.
     14. Definitions. Unless the context otherwise requires, the terms defined in this Section 14 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined. All accounting terms defined below shall, except as otherwise expressly provided, be determined by reference to the Company’s books of account and in conformity with generally accepted accounting principles as applied to such books of account in the opinion of the independent Certified Public Accountants selected by the Board of Directors of the Company as required under the provisions of Section 8.3 hereof.
          14.1 “Common Stock” shall mean the Company’s authorized common shares, any additional common shares which may be authorized in the future by the Company, and any stock into which such common shares may hereafter be changed, and shall also include stock of the Company of any other class which is not preferred as to dividends or as to distributions of assets on liquidation, dissolution or winding up of the Company over any other class of stock of the Company, and which is not subject to redemption.
          14.2 “Convertible Securities” shall mean evidences of indebtedness, shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for shares of Common Stock.
          14.3 “Indebtedness for Borrowed Money” shall include only indebtedness of the Company incurred as the result of a direct borrowing of money and shall not include any other indebtedness including, but not limited to, indebtedness incurred with respect to trade accounts.
          14.4 “Permitted Liens” shall mean (a) liens for taxes and assessments or governmental charges or levies not at the time due or in respect of which the validity thereof shall currently be contested in good faith by appropriate proceedings; (b) liens existing as of the date of this Agreement, (c) liens arising in connection with purchase money security interests; and (d) liens in respect of pledges or deposits under worker’s compensation laws or similar legislation, carriers’, warehousemen’s, mechanics’, laborers’ and materialmen’s, landlord’s and statutory and similar liens, if the obligations secured by such liens are not then delinquent or are being contested in good faith, and liens and encumbrances incidental to the conduct of the business of the Company which were not incurred in connection with the borrowing of money or the obtaining of advances or credits and which do not in the aggregate materially detract from the value of its property or materially impair the use thereof in the operation of its business.
          14.5 “Senior Indebtedness” shall mean (a) the principal of all Indebtedness for Borrowed Money of the Company to banks, insurance companies or other financial institutions, (b) the present value of net minimum lease payments of all leases under which the Company is the lessee and which are required to be capitalized under generally accepted accounting principles, (c) the principal of all indebtedness of the Company under installment purchase agreements, and (d) the principal of all indebtedness of the Company to the owners of any real property leased by the Company for leasehold improvements financed by such owners.
     15. Consents; Waivers and Amendments. Except as otherwise specifically provided herein, in each case in which approval of the Holder of the Debenture is required by the terms of this Agreement, such requirement shall be satisfied by the written consent of the Holder of the Debenture. With the written consent of the Holder of the Debenture, the obligations of the Company under this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), and with the same approval the Company may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of any supplemental agreement or modifying in any manner the rights and obligations of the Holder of the Debenture. The Holder of Debenture shall respond promptly to any request by the Company with respect to a proposed amendment, consent or waiver and will not unreasonably withhold its approval or consent thereto.
     16. Changes, Waivers, etc. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in Section 15 hereof.
     17. Payment of Fees and Expenses of Purchaser. The Company will pay all fees and expenses incurred by the Purchaser with respect to the enforcement of the rights granted under this Agreement or the agreements contemplated hereby.
     18. Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered, or mailed first-class postage prepaid, registered or certified mail,

(a)	if to the Holder of the Debenture:

	To:	Honorable Valentino White
Chairman
Spirit Lake Sioux Tribe
Spirit Lake Tribal Council Office
P.O. Box 359
Main Street
Fort Totten, ND 58335

	With Copy To:	Larry B. Leventhal, Esq.
Larry Leventhal & Associates
Suite 420
Sexton Building
529 South 7th Street
Minneapolis, Minnesota 55415

(b)	if to the Company:

	To:	Mr. Jeffrey Mack
President & CEO
Wireless Ronin® Technologies, Inc.
14700 Martin Drive
Eden Prairie, Minnesota 55344

	With Copy To:	Thor Christensen, Esq.
Vice President Corporate Counsel
Wireless Ronin® Technologies, Inc.
14700 Martin Drive
Eden Prairie, Minnesota 55344
and such notices and other communications shall for all purposes of this Agreement be treated as being effective or having been given if delivered personally, or, if sent by mail, when received.
     19. Survival of Representations and Warranties, etc. All representations and warranties contained herein shall survive the execution and delivery of this Agreement, any investigation at any time made by the Purchaser or on its behalf, and the sale and purchase of the Debenture and payment therefor and shall terminate upon payment or conversion in full of all amounts due under the Debenture. All statements contained in any certificate, instrument or other writing delivered by or on behalf of the Company pursuant hereto or in connection with or contemplation of the transactions herein contemplated (other than legal opinions) shall constitute representations and warranties by the Company hereunder.
     20. Parties in Interest. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by the Holder of the Debenture.

     21. Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.
     22. Choice of Law. It is the intention of the parties that the laws of Minnesota shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.
     23. Counterparts. This Agreement may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter and return the same to the undersigned, whereupon this letter shall become a binding contract between you and the undersigned.

Very truly yours, WIRELESS RONIN® TECHNOLOGIES, INC.
By:	/s/ Jeffrey C. Mack
Jeffrey C. Mack
President & CEO

By:	/s/ Stephen E. Jacobs
Stephen E. Jacobs
Executive Vice President & CFO

The foregoing Agreement is hereby accepted as
of the date first above written.
SPIRIT LAKE SIOUX TRIBE

By:	/s/ Valentino White Sr.

	Print Name:	Valentino White Sr.

	Its:	Chairman